10-Q Merger and Related Transactions	6 Months Ended
Jun. 30, 2024
Reverse Recapitalization [Abstract]
Merger and Related Transactions	Merger and Related Transactions
As described in Note 1, LENZ OpCo merged with a wholly owned subsidiary of Graphite on March 21, 2024. The Merger was accounted for as a reverse recapitalization under GAAP. LENZ OpCo was considered the accounting acquirer for financial reporting purposes. This determination is based on the facts that, immediately following the Merger: former LENZ OpCo stockholders owned a substantial majority of the voting rights of the combined company; LENZ OpCo designated a majority (five of seven) of the initial members of the board of directors of the combined company; and no members of Graphite's senior management hold key positions in senior management of the combined company. The transaction was accounted for as a reverse recapitalization of Graphite by LENZ OpCo similar to the issuance of equity for the net assets of Graphite, which were primarily cash and cash equivalents and other non-operating assets. It was concluded that any in-process research and development assets that remained as of the Merger were immaterial.
Under reverse recapitalization accounting, the assets and liabilities of Graphite were recorded at their fair value, which approximated book value due to their short-term nature. The Company's condensed consolidated financial statements reflect the issuance of 8,670,653 shares and options to the former stockholders and option holders of Graphite.
Graphite assumed each outstanding and unexercised option to purchase LENZ OpCo’s common stock, whether vested or not vested, and assumed each outstanding and unexercised warrant to purchase LENZ OpCo’s common stock or preferred stock, which became options and warrants to purchase shares of Graphite common stock. At the closing of the Merger, each outstanding share of LENZ OpCo’s common stock and preferred stock, and options and warrants to purchase LENZ OpCo’s common stock and preferred stock were converted into the right to receive or purchase 0.2022 shares of Graphite’s common stock, which resulted in the issuance by Graphite of an aggregate of 15,409,102 shares of, and options and warrants to purchase, Graphite common stock to the stockholders, option holders, and warrant holders of LENZ OpCo.
In connection with the Merger Agreement, the Company concurrently entered into a subscription agreement (the “Subscription Agreement”) with certain institutional investors (the “PIPE investors”) pursuant to which, among other things, the Company agreed to issue to the PIPE investors shares of LENZ common stock immediately following the Merger in a private placement transaction for an aggregate purchase price of $53.5 million (the “March 2024 PIPE Financing”). Immediately following the consummation of the Merger and March 2024 PIPE Financing, LENZ OpCo, Graphite stockholders, and the PIPE investors collectively owned approximately 56%, 31%, and 13% of the Company, respectively, on a fully diluted basis.
As part of the reverse recapitalization, LENZ OpCo received $112.6 million of cash and cash equivalents, net of transaction costs. LENZ OpCo also acquired assets, primarily prepaid and other current assets, of approximately $1.5 million and assumed payables and accruals of approximately $3.2 million. LENZ OpCo also incurred transaction costs of approximately $5.2 million, which was recorded as a reduction to additional paid-in capital in the accompanying condensed consolidated statements of convertible preferred and common stock and stockholders' equity. The Company also recorded a one-time charge of $0.3 million for the acceleration of the Graphite stock awards that is recorded in the condensed consolidated statements of operations and comprehensive loss for the six months ended June 30, 2024.